UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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CORELOGIC, INC.

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Investor Update September 2020 To be updated for: Any updates to 2020, 21, 22 guidance Pro forma adjustments to guidance?

Safe Harbor / Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022; overall mortgage market volumes; market opportunities; stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long-term consequences of the unsolicited proposal we received from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made. On September 4, 2020, in connection with the November 17, 2020 special meeting of shareholders (the “Special Meeting”) called by CoreLogic’s board of directors, CoreLogic filed a preliminary proxy statement (the “Preliminary Special Meeting Proxy Statement”) with the SEC. Prior to the Special Meeting, the Company will furnish a definitive proxy statement to its stockholders (the "Definitive Special Meeting Proxy Statement"), together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY SPECIAL MEETING PROXY STATEMENT AND THE DEFINITIVE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT CORELOGIC WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Definitive Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by CoreLogic with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at CoreLogic’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022. Important Additional Information and Where to Find It Participants in the Solicitation CoreLogic, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of CoreLogic’s shares, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Preliminary Special Meeting Proxy Statement and will be set forth in the Definitive Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of CoreLogic’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above. This presentation contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF (or free cash flow), which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non- GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included at the end of this presentation. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. FCF (or free cash flow) is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than CoreLogic, which limits comparability between companies. Because the non-GAAP measures for future periods included herein are forward-looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures 1

CoreLogic

Senator/Cannae's Proposal Is Not in the Best Interests of Shareholders

CoreLogic is a leading information services company delivering its strongest year ever in 2020, with line-of-sight to continued growth and profitability which should merit further valuation enhancements

- In 2020, our best year ever, we are well on our way to delivering revenue growth of 11%[1], adjusted EBITDA[2] growth of 19%[1] and 200bps of adjusted EBITDA[2] margin expansion to 31%[1]
- In 2021, 2022 and beyond we expect ~5% organic growth, further margin expansion and continued shift in business mix beyond mortgage-dependent revenue
- As additional quarters bear out the durability of our transformation, we expect the market will rerate our multiple to become more in line with the multiples of other leading information services providers

Senator/Cannae's proposal, by ignoring CoreLogic's transformation, demonstrably robust earnings power, increased 2020 guidance and strong multi-year outlook, significantly undervalues CoreLogic

- Simply applying their initial proposed 13.4x multiple to our increased 2020 adjusted EBITDA[2] guidance implies a value in the ~$77 - ~$80 range
- At our forward multiple of ~11.3x, just before Senator / Cannae publicly announced their proposal, the implied stock price based on our current FY 2020 guidance results in a price in the ~$62 - ~$65 range — without giving effect to any takeover premium, our increased long-term growth and margins or our significant share repurchase commitment
- Accounting for our strong growth prospects, which are not reliant on mortgage cyclicality (~95% recurring revenue), should merit further valuation enhancements
- Research analysts have noted our potential for near-term multiple expansion – the lowest multiple among peers is 14.9x[3], and recent deals in the sector further justify a higher multiple

CoreLogic's Board is highly qualified to evaluate all strategic alternatives, including this proposal

Unlike CoreLogic's Board – which is committed to delivering value to shareholders by considering all viable pathways – Senator/Cannae's nominees – who were hand-picked by the group attempting to buy CoreLogic for the lowest possible price – lack the experience to evaluate all strategic alternatives

PROTECT THE VALUE OF YOUR INVESTMENT – A VOTE AGAINST REMOVAL OF THE CORELOGIC DIRECTORS IS IN YOUR BEST INTERESTS

1. 2020 forecast based on midpoint of guidance ranges; forecasts exclude impact of potential divestitures of existing businesses; 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units), which have no 2020 counterpart
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. FactSet as of 9/4/20; Based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 14.9x based on Wolters Kluwer

©2020 CoreLogic, Inc. All Rights Reserved.

2

CoreLogic – Delivering Near-Term and Long-Term Value Creation

Stable Revenue Base with Reduced Cyclicality

Increasing Non-Mortgage Revenue Mix



Single Digits
~35%
~40%
~45%(1)
~50%
2011
2018
2020
FY 2021PF
FY 2022E



~95%
Recurring Revenue

Sustainable Growth

Consistent Track Record of Growth

- 6% Revenue CAGR[2]
- 10% Adjusted EBITDA[3] CAGR[2]
- 22% Adjusted EPS[4] CAGR[2]

FY 2011 – FY 2020E

Visibility Into Continued Growth

- New Business Wins
- Share Gains
- New Products and Solutions

Mid to High-Single Digit Revenue Growth

Expanding Margins



~22%
~35%(1)
2011
FY 2020PF

Additional ~50bps annual margin expansion expected

Strong Capital Return

$2bn+ of capital returned from 2011 through the end of 2020[5]	**$1bn** repurchase plan announced in Q2 2020	**50%** dividend increase in Q2 2020	**55-65%** free cash flow conversion over the last five years

1. Pro forma for the planned divestitures as if consummated on 12/31/19 for illustrative purposes only
2. From FY 2011 – FY 2020E; based on midpoint of FY 2020 Guidance; does not reflect impact of announced divestitures or $1bn share repurchase program
3. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
4. For the definition of adjusted EPS, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate if 26% for 2020
5. Includes $500mm planned share repurchases during 2H 2020

©2020 CoreLogic, Inc. All Rights Reserved.

3

Metric Multiple Implication(1) $580 - $600 2020 adjusted EBITDA(2) Guidance ~13.4x Implied 2020 adjusted EBITDA(2) Multiple(3) of hostile proposal ~$77 - ~$80 $580 - $600 2020 adjusted EBITDA(2) Guidance ~14.9x Lowest Info Services Multiple(4) ~$88 - ~$92 Any Way You Look At It, $66 Undervalues CoreLogic Senator / Cannae's proposal does not factor in our sustainable financial profile improvement and the resulting valuation multiple re-rating over time Source: FactSet (9/4/20), Company filings For illustrative purposes For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 Multiple implied by Senator / Cannae’s initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal Peer group consists of CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer; see page 21 for additional details Sustainable Sustainable Growth and Margin Expansion Value Re-Rating Opportunity Initial Proposal Multiple Implies Much Higher Price Value Re-Rating Opportunity Ignores Significant Upside From Multiple Expansion 4

Discussion Topics for Today’s Meeting CoreLogic – The Information Currency for the Residential Property Ecosystem 1 CoreLogic is Well-Positioned to Further Generate Significant Shareholder Value Upside 2 Senator/Cannae’s Proposal Materially Undervalues CoreLogic and Raises Serious Regulatory Concerns 3 We Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution and Evaluate All Pathways to Value 4 5

CoreLogic – The Information Currency for the Residential Property Ecosystem

CoreLogic Today

Global Leader in Residential Property Data, Analytics and Data-Enabled Services

2020 By the Numbers

$1.88 billion Revenue Guidance[1]	~5,000 Employees	9 Countries	Irvine, CA Headquarters	7 of 10 U.S. Mortgages Underwritten Using CoreLogic	$3.68 Adjusted EPS Guidance[1] [2]

Business Overview

Business Overview			Market Leader
Property Intelligence & Risk Management	Property Insights	▪ Solutions to find the right property	✓
	Insurance & Spatial	▪ Solutions to help protect property ▪ Weather and climate modelling	✓
Underwriting & Workflow Solutions	Property Tax Solutions	▪ Provides property tax monitoring, reporting and outsourcing	✓
	Credit Solutions	▪ Mortgage and auto credit solutions	✓
	Valuation Solutions	▪ Platform and appraisal management services	✓
	Flood Services	▪ Leading supplier of flood data and compliance services	✓

1. Based on midpoint of FY 2020 guidance; excludes the impact of potential divestitures of existing businesses
2. For the definition of adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020

©2020 CoreLogic, Inc. All Rights Reserved.

6

2010 – 2015 CoreLogic Is a Story of Successful Transformation… Spin-off from First American Financial 2016 – 2019 Built out leading collateral valuations platform Extend Market Leadership, Invest for Growth While Driving Margin Expansion Establish an Independent, Scalable Market Leader Launched transition of tech stack to Google Cloud Platform Expanded non-mortgage business from ~25% to ~40% Reinvigorated go-to-market organization Executed significant divestitures and portfolio rationalization (30+% of revenue) Implemented significant cost optimization programs (~$200 million annualized) Reimagined data repositories and private cloud tech stack Repurchased 35 million shares Exited additional non-core units (~$125 million revenue) Reduced costs by $25+ million/year, achieving ~30% adjusted EBITDA margin ahead of plan Repurchased 14 million shares and launched dividend program Spin-off of First American Financial Integrated data repositories and private cloud tech stack Executed significant divestitures and portfolio rationalization (30+% of revenue) Implemented significant cost optimization programs (~$150 million annualized) Repurchased 35 million shares Built out leading collateral valuations platform Launched transition of tech stack to Google Cloud Platform Expanded non-mortgage business from ~30% to ~40% Bolstered go-to-market organization Exited additional legacy non-core units (~$100 million revenue) Reduced costs by $25+ million/year, achieving ~13%(1) operating margin and ~30%(1) adjusted EBITDA(2) margin ahead of plan Repurchased 14 million shares and initiated dividend program As of Q4 2019 For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 7

…and the Company Is at a Compelling Inflection Point 2020… Record financial results – YTD and projected full year …and Beyond Sustainable mid to high single-digit organic growth on heels of “mega wins” and product innovations to help Find, Buy & Protect homes Efficient cloud-based platform ripe for our inorganic growth initiatives underway Macro tailwinds in massive addressable mortgage and non-mortgage market Significant platform investments in “rear-view” resulting in massive operating leverage (35+% long-term margin) 1H margins above 30% with 60+% FCF conversion “Mega” wins in PIRM and UWS support sustainable accelerating growth Further diversification toward non-mortgage revenue “Step on the Gas” (Accelerate Growth and Margin Expansion) Record financial results – YTD and projected full year 1H margins above 30% with 65+% FCF(1) conversion “Mega” wins(2) in PIRM and UWS support sustainable accelerating growth Further diversification toward non-mortgage revenue Sustainable mid to high single-digit growth on heels of “mega” wins and product innovations to help Find, Buy & Protect homes Integrated cloud-based technology and digital data platform will support organic and inorganic growth at scale Macro tailwinds in massive addressable mortgage and non-mortgage market Significant platform investments in “rear-view” resulting in additional operating leverage (35+% long-term margin target) For the definition of free cash flow, see “Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures” on page 1 We define “mega” wins as contracts in excess of one year in duration and greater than $10 million in total revenue 8

CoreLogic Is Well-Positioned to Further Generate Significant Shareholder Value Upside

CoreLogic

CoreLogic Has A Track Record of Operational Excellence and Delivering Results

Operating Performance Improvements
FY 2011 – FY 2020E[1]

Metric	Improvement
Revenue	**6% CAGR**
Adjusted EBITDA[2]	**10% CAGR**
Adjusted EPS[3]	**22% CAGR**
Adjusted EBITDA[2] Margin	**~900bps**

Since Issuing Adjusted EBITDA[2] Guidance, CoreLogic Has Met or Beat in Every Quarter

Year	Quarter	Met / Beat
2020	Q2	✓
	Q1	✓
2019	Q4	✓
	Q3	✓
	Q2	✓
	Q1	✓
2018	Q4	✓
	Q3	✓
	Q2	✓
	Q1	✓
2017	Q4	✓
	Q3	✓

1. Based on midpoint of FY 2020 guidance; does not reflect impact of announced divestitures or $1 billion share repurchase program
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. For the definition of adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020

©2020 CoreLogic, Inc. All Rights Reserved.

9

($ in millions except adjusted EPS(1)) FY 2020E YoY Growth (%) Revenue $1,860 - $1,895 11% Adjusted EBITDA(2) $580 - $600 19% Adjusted EBITDA(2) Margin ~31% ~200bps Adjusted EPS(1) $3.60 - $3.75 30% Share Repurchases(3) ~$500 477% 2020 Record Results Validate Transformation and Investments We raised our FY 2020 guidance twice based on accelerating momentum and significant business visibility Note: 2020 figures exclude the impact of potential divestitures of existing businesses; growth rates based on midpoint of guidance Note: 2019 revenue and margin figures Include a ~$70 million revenue adjustment attributable to the completion of the previously announced AMC transformation program and exit of non-core default technology operations, which have no 2020 counterpart For the definition of adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020 For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1 Based on the Company’s announced intention TBU for any guidance changes To discuss Pro Forma 10

Our Forecast for 2021 and Beyond is Even More Compelling

1. **Demonstrable accelerating growth**
2. **Clear line-of-sight to deliver 2021 forecast**
3. **Current macro backdrop provides a significant tailwind to our mortgage business**
4. **Highly recurring and high quality revenue**

($ in millions)	FY 2021	FY 2022	Longer-Term
Target Revenue	$1,910-1,950	$2,000-2,040	Mid to Upper Single Digit Growth
Target Adjusted EBITDA[(1)] *Target Adjusted EBITDA[(1)] Margin*	$595-615 *31-32%*	$630-650 *~32%*	~35%+ *Margin Target*
Key Assumptions	• Organic growth ~5% • COVID recovery • Market size of ~$2.5T originations (-10-15%)	• Organic growth ~5% • Market size of ~$2.3T originations (-5%)	

Note: Forecasts exclude impact of potential divestitures of existing businesses

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

11

1 Demonstrably Accelerating Growth Trending towards 5% organic growth in 2020, consistent with forecasted growth rates in 2021 and 2022 Significant broad-based market share gains secured across mortgage and non-mortgage Expanded client solutions and new product revenue growth in core mortgage, and real estate verticals Strategic “Mega” wins(2) in Insurance & Spatial and Mortgage YoY Revenue Growth(1) Total growth rates are pro forma for previously announced AMC transformation program, exit of non-core default technology operations, and impact of COVID-19 We define “Mega” wins as contracts in excess of one year in duration and greater than $10 million in total revenue 12

($ in millions) Clear Line-of-Sight to Deliver 2021 Forecast Despite Expected Mortgage Contraction 2 ~3% Overall Growth ~5% Organic Growth / 13

Current Macro Backdrop Provides a Significant Tailwind to Our Mortgage Business 30-yr Fixed-Rate Mortgage Monthly Closed Title Orders (thousands) “While the housing market undoubtedly has felt the effects of COVID-19, we are encouraged by recent homebuyer demand as well as mortgage rates that should remain at record lows for the foreseeable future” Sam Khater, Chief Economist, Freddie Mac (Jun 2020)(1) “…we believe the further reduction of mortgage rates, persistently low levels of supply, and strong buyer sentiment compared to seller sentiment should continue to provide support to home prices and new construction…We also expect the extremely low mortgage rate environment to contribute to historically high levels of refinancing activity as household balance sheets and incomes improve” Doug Duncan, Chief Economist, Fannie Mae (Jun 2020) (1) Refinance Candidates (millions) Source: Freddie Mac, First American Financial, Black Knight Mortgage Monitor (July 2020) Permission to use quotes neither sought nor obtained 3 Mortgage Rates Are at Historic Lows... ...Which has Fueled Record Mortgage Activity... ...and There is a Historically High Backlog of Mortgage Refinancing Candidates That Will Provide Years of Demand 14

4 [X]% Recurring (2) [X]% Recurring (2) [X]% Recurring (2) [X]% Recurring (2) Represents revenue mix post-divestitures 40% Recurring variable 55% Recurring fixed Highly Recurring Revenue Buffers Us From Mortgage Cyclicality, Increasing Visibility Into Our Outlook ~95% of Revenue(1) is Recurring Long-term customer relationships with exceptionally high renewal rates underpin our recurring revenue: Our data is deeply embedded in the workflows of our customers Recurring revenue principally comprised of single- or multi-year arrangements, often with auto-renewal provisions Variable recurring revenues are those arrangements tied to the units of volume, transactional services or reports consumed by our clients Non-recurring products and services complement our recurring business in strengthening our customer relationships 5% Non-recurring 15

Strong Cash Flow + High Visibility in Business Growth = Increased Capital Return

- ✓ **Achieved 55-65% free cash flow[1] conversion over last 5 years**
- ✓ **Recently increased quarterly dividend by 50%**
- ✓ **Share repurchase expected to be $500 million in FY 2020, $300 million in FY 2021 and $200 million in FY 2022**
- ✓ **Robust free cash flow[1] enables leverage to remain <3.5x while executing substantial repurchase program**

Total Capital Returned ($ in millions)



Prior Cumulative
Periodic
Projected
207
433
674
766
863
1,058
1,265
1,374
1,461
~595(2)
~2,056
~393(3)
~2,449
~289(4)
~2,738
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E

1. For the definition of free cash flow, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. Assumes $44m of completed share repurchases and dividends in 1H 2020 and ~$551m of forecasted share repurchases (~$500m) and dividends (~$51m) in H2 2020
3. Assumes ~$300m of forecasted share repurchases and ~$93m of dividends in 2021
4. Assumes ~$200m of forecasted share repurchases and ~$89m of dividends in 2022

©2020 CoreLogic, Inc. All Rights Reserved.

16

CoreLogic

4 Our Planned Divestitures Will Increase Non-Mortgage Mix And Expand Margins

- **Two divestiture processes underway: Tenant Screening and Credit Solutions businesses**
  - Advisors retained to conduct sale process
- **Divestitures enhance our financial profile, business mix and improve our margins**
  - Accelerate towards a more highly recurring and high quality revenue mix
  - 2020 adjusted EBITDA[1] margin would be ~35% (pro forma for divestitures)
  - Reduce cyclicality by divesting businesses with high mortgage market sensitivity



Non-Mortgage Forecast: % '21 Revenue
~40%
~45%
Today
Pro Forma(3)
Adjusted EBITDA(1) Margin
28%
~31%(2)
~35%
30%: 2020 adjusted EBITDA(1) margin commitment
~9%: 2019 operating margin
2019
2020E
2020E Pro Forma(3)

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. Based on adjusted EBITDA guidance as of 7/23/2020
3. Pro forma for the planned divestitures as if consummated on 12/31/19 for illustrative purposes only

©2020 CoreLogic, Inc. All Rights Reserved.

17

Sell-Side Research Has Been Highly Supportive of CoreLogic's Performance and Outlook

SunTrust	*"We reiterate our Buy and lift our **PT to $80** (12.9x C21E EBITDA). We argue **CLGX is undervalued, owing to strong FCF and improving non-Mortgage fundamentals**. While the company is tied to [mortgage] volumes - and a debate will likely continue around long-term guidance – we contend new non-Mortgage wins will boost organic revenue growth and valuation. **CLGX trades at just 11.3x C21E EBITDA. This compares with Info Services peers trading at ~22x. We expect 1-3x multiple expansion as organic revenue growth approaches 5% and EBITDA margin reaches 35%.**"* -JULY 23, 2020[1]
Wolfe Research	*"We roll forward our PT from YE20 to YE21 and **apply ~12x-13x EV/EBITDA multiple on our 2022 adj. EBITDA of $626mm** (~$15mm below guidance midpoint), resulting in a **$76 PT**. Over the upcoming quarters we will watch for evidence of organic growth and see **potential for a higher multiple** if organic/non-origination driven acceleration and/or market share traction is demonstrated."* -JULY 24, 2020[1]
Barclays	*"If CLGX is able to meet the high end of its 2021 revenue/EBITDA guidance, **the stock could trade at a 1x premium to our 12x base case multiple and trade to $82/share.**"* -JULY 24, 2020[1]
Zelman Associates	*"The company appears **poised for significant operational, strategic and/or financial changes that should benefit shareholders** one way or another, which we view as important for justifying the company's recent step-up in valuation."* -JULY 24, 2020[1]
Stephens	*"Even if the bid comes up empty, **we do believe that CLGX will be better off as a company when the dust settles no matter the outcome as management has already put into motion several value creation drivers** (strategy in place/tied to multiyear financial targets, cleaning up the core with necessary divestitures, turbo-charging innovation, more generous capital returns, etc.) all of which should have positive and lasting LT effects."* -JULY 24, 2020[1]
Dowling & Partners	*"As a result of the company's higher revenue base and stronger margin prospects, we have **increased our multiple assessments of its operations and are now estimating a fair value EV/EBITDA multiple of 12x+**. Based on these multiples and our 2021 estimates, we are projecting a 12-month forward fair value of $68.50 - $70.50/shr, with the bottom end of this range in line with current trading levels."* -JULY 29, 2020[1]

1. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

18

Senator/Cannae’s Proposal Materially Undervalues CoreLogic and Raises Serious Regulatory Concerns

CoreLogic

Senator/Cannae's $66 Per Share Proposal Implies Effectively No Premium

- **Our strong performance to date would have already moved our share price significantly higher**
  - At our forward multiple of ~11.3x, just before Senator/Cannae publicly announced their proposal, the implied stock price based on our current 2020 adjusted EBITDA[1] guidance would now be in the ~$62 - ~$65 range
- **Even if Senator/Cannae's proposed multiple were appropriate, it would justify a much higher price**
  - The initial offer was made at ~13.4x our previous FY 2020 guidance; applying that same multiple to our updated FY 2020 guidance would necessitate an "initial" offer in the ~$77 - ~$80 range
- **Senator/Cannae are asking shareholders to ignore CoreLogic's transformation into a higher-growth, higher-margin, less mortgage-dependent business now poised for multiple expansion**
  - CoreLogic's 2019 – 2022E revenue growth and adjusted EBITDA[1] margins are above our information services peer set[2], but we trade at more than a 3x discount to the lowest multiple amongst our information services peers (14.9x)[2] and a ~9x discount to the median multiple of our peers (~21x)[2]
  - Recent transactions in the sector have occurred at significantly higher multiples (~23x for Ellie Mae, ~30x for Optimal Blue)[3]
  - Each 1x of multiple expansion adds ~$7/share to our value, before any discussion of appropriate takeover premium[4]
- **Cannae has used this sleight-of-hand to its advantage before**
  - In 2019 it acquired Dun & Bradstreet at a low price, implemented aggressive short-term cost cuts, and captured the multiple arbitrage for itself at the expense of the D&B's public shareholders
- **Our revenue trajectory and margin profile, as research analysts have noted, are consistent with publicly-traded information service providers:**

SunTrust

*"We argue CLGX is undervalued, owing to strong FCF and improving non-Mortgage fundamentals… we expect **1-3x multiple expansion as organic revenue growth approaches 5% and EBITDA margin reaches 35%.**"*

-JULY 23, 2020[5]

Senator/Cannae bought over 2 million CLGX shares on June 26, after making their proposal, at prices as high as $68.27, making it clear they must believe our shares to be worth more than $66

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. FactSet as of 9/4/20; Based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 14.9x based on Wolters Kluwer
3. http://public.viavid.com/player/index.php?id=140856; https://s2.q4cdn.com/154085107/files/doc_presentations/2020/ICE_Ellie-Mae_Transaction_vF2.pdf
4. For example, at $66.40 (the closing stock price on September 4, 2020), CoreLogic has a total enterprise value ("TEV") of approximately $6.9 billion, which represents an 11.7x TEV / FY 2020 estimated adjusted EBITDA multiple; increasing this multiple to 12.7x implies a share price of $73.62 - an increase of $7.22 - holding other assumptions constant
5. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

19

Why CoreLogic Is Poised for Multiple Re-Rating

CoreLogic Exhibits All the Hallmarks of Leading Information Services Providers Trading at Significantly Higher Multiples

Leadership Position in a Large and Growing Market	✓	**#1 property data provider to a ~$34 trillion market[1]. Long-term customer relationships with exceptionally high renewal rates**
Scale Economies and Resilient Business Model	✓	***The*** **industry information currency deeply embedded in client workflows**
Recurring and Growing Revenue	✓	**Mid to upper single-digit growth with ~95% recurring revenue and approaching ~50% non-mortgage**
Must-Have Data & Insights	✓	**~35% pro forma adjusted EBITDA[2] margin with visibility into continued margin expansion**

1. Zillow estimate for the 2019 total U.S. housing market
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

20

Comparable Companies with Similar Growth and Margin Profiles Trade at Much Higher Multiples...

2019A – 2022E Revenue CAGR


CoreLogic:(2) 6%
Info Svcs Median: 5%
13%
7%
6%
6%
5%
5%
3%
3%
2%
2%
2%
CSGP(3)
FICO(4)
VRSK
EFX
TRU
EXPN
TRI
INFO(4)
DNB
REL
WKL

2020E Adjusted EBITDA[1] Margin


CoreLogic PF:(5) ~35%
Info Svcs Median: 34%
49%
43%
41%
38%
35%
34%
34%
33%
32%
32%
29%
VRSK
INFO
DNB
TRU
REL
EFX
EXPN
FICO
TRI
CSGP
WKL

TEV / 2020E Adjusted EBITDA[1] Multiple Summary


CoreLogic:(6) 11.7x
Info Svcs Median: 20.6x
54.6x
32.2x
24.3x
21.6x
21.2x
20.6x
20.2x
19.2x
18.0x
15.4x
14.9x
CSGP
FICO
VRSK
DNB
TRI
EXPN
INFO
TRU
EFX
REL
WKL

Source: FactSet (9/4/20), Company filings

Note: CSGP = CoStar, DNB = Dun & Bradstreet, EFX = Equifax, EXPN = Experian, FICO = Fair Isaac, INFO = IHS Markit, REL = RELX, TRI = Thomson Reuters, TRU = TransUnion, VRSK = Verisk, WKL = Wolters Kluwer

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. 2019A revenue Includes a ~$70m adjustment related to the completion of the AMC transformation program and exit of non-core default technology operations. 2022E revenue reflects the midpoint of Management guidance ($2,020m)
3. Pro forma for acquisitions of STR and Ten-X Commercial
4. Reflects fiscal year 2020E – 2022E revenue CAGR. All other metrics reflect calendar year-end financials
5. Reflects CoreLogic pro forma for planned divestitures if consummated on 12/31/19 for illustrative purposes only
6. Adjusted EBITDA based on the midpoint of 2020 guidance

©2020 CoreLogic, Inc. All Rights Reserved.

21

...Implying a Value Significantly Above Senator / Cannae's Proposal

Reference Multiples

Initial Senator / Cannae Proposal Multiple: ~13.4x[2]

Pre-Proposal Trading Multiple: ~11.3x[3]



Implied CoreLogic Share Price(1)
~$79
$66
~$64
Illustrative Value Expansion Opportunity For Current Shareholders Over Time
$125+
~$90
~$83
~$76
~$69
~$66
~$62
Senator/Cannae Proposal Price
11.0x
11.7x
12.0x
13.0x
14.0x
~15.0x - 20.0x+

- Illustrative 2020E Trading Multiples
- CoreLogic 2020E Adjusted EBITDA[4] Multiple
- Illustrative Info Services Multiples[5]

Current info services multiples demonstrate the tremendous re-rating opportunity as CoreLogic delivers on its plan

Source: FactSet (9/4/20), Company filings

1. Based on 2020E Management guidance midpoint adjusted EBITDA ($590m)
2. Multiple implied by Senator / Cannae's initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
3. Reflects CoreLogic's trading multiple based on 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
4. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
5. Illustrative multiple range and implied prices based on the multiples of info services companies included on page 21 and CoreLogic's 2020E adjusted EBITDA

©2020 CoreLogic, Inc. All Rights Reserved.

22

CoreLogic

Senator/Cannae's Proposal Has Significant Regulatory and Deal Completion Risk

- **Neither regulators nor market participants are buying Senator/Cannae's cavalier disregard for the significant antitrust issues embedded in their proposal**
  - The FTC has issued a subpoena and civil investigative demand to CoreLogic and opened an investigation into the potential transaction without prompting by us
  - We believe Senator/Cannae (and possibly other "Foley Network"(1) companies) have received similar subpoenas (based on FTC practice and statements in the subpoena and civil investigative demand received by CoreLogic), but they have not made any related disclosures
  - Interestingly, Cannae has not submitted an HSR filing to acquire CoreLogic
- **Bill Foley knows firsthand, but isn't acknowledging to CoreLogic shareholders, the adverse impact on target shareholders of failing to obtain regulatory approval**
  - Fidelity National's proposed acquisition of Stewart Information Services was abandoned immediately after the FTC sued to block the acquisition on competition grounds
  - In the aftermath, Stewart's stock was substantially damaged, losing 21% of its value (in an up market) from announcement in March 2018 to termination of the deal in September 2019
- **The links and influence among the "Foley Network"(1) that raise regulatory concerns were also recently raised by the City of Miami General Employees and Sanitation Employees Retirement Trust when they filed a lawsuit(2) on August 7, 2020 accusing Foley of operating a "veritable spider's web of inter-related corporate entities" through which he has "skimmed millions of dollars for his own benefit."(3)**
- **Senator/Cannae have refused to provide detail about their committed sources of equity**

CoStar's CEO Acknowledged the Anti-Trust Issues on an Earnings Call:

CoStar Group

"I had thought we were aggressive in acquiring Ten-X in a friendly deal during a lockdown. ***But I must say that even leaving aside the clear antitrust issues, Foley has one-upped us with the aggressiveness of seeking to operate a company acquired in a hostile takeover in the midst of a pandemic."***

-ANDREW FLORANCE, COSTAR GROUP CEO, JULY 28, 2020(4)

1. The "Foley Network" is comprised of numerous public companies, SPACs and private investment firms where Foley exerts significant influence, including Black Knight, Cannae, Dun & Bradstreet, FNF and Trasimene Capital, among many others
2. "City of Miami General Employees and Sanitation Employees Retirement Trust vs. William P. Foley II, No. 2020-0650, Delaware Chancery Court (Wilmington)"
3. Feeley, Jef. "Fidelity National's Chairman Sued Over Buyout of Firm He Controlled." Bloomberg, August 10, 2020
4. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

23

We Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution and Evaluate All Pathways to Value

Vikrant Raina Partner, BV Investment Partners Frank D. Martell President & CEO, CoreLogic Douglas C. Curling Principal & Managing Director, New Kent Capital John C. Dorman Former Chairman & Interim CEO, Online Resources Jaynie Miller Studenmund Former COO, Overture Services David F. Walker Former Partner, Arthur Andersen Paul F. Folino (C) Former Chairman & CEO, Emulex Our Board Has Substantial M&A Experience Treasury Services Corporation $23mm acquisition of $9.9bn sale to $392mm acquisition of $349mm acquisition of $295mm acquisition of $64mm acquisition of $4.0bn sale to $141mm sale to $127mm sale to $1.3bn sale to $396mm acquisition of $120mm sale to $977mm acquisition of $2.1bn sale to $5.6bn sale to $2.7bn acquisition of $1.9bn sale to $120mm acquisition of $45mm Collateral Solutions sale to $25mm acquisition of $13mm acquisition of sale to acquisition of majority stake acquisition of acquisition of $475mm acquisition of $661mm acquisitions of $5.2bn sale to 24

Our Directors’ Expertise Aligns with Our Long-Term Strategy Director Public Company CEO / CFO / COO Insurance / Real Estate / Technology Financial / M&A Private Equity / Investing Paul F. Folino P P P Frank D. Martell P P P P J. David Chatham P P P Douglas C. Curling P P P P John C. Dorman P P P P Claudia Fan Munce P P P Thomas C. O’Brien P P P Vikrant Raina P P P J. Michael Shepherd P P Jaynie Miller Studenmund P P P David F. Walker P P Pamela H. Patenaude P 7 of 12 Directors 12 of 12 Directors 9 of 12 Directors 7 of 12 Directors 25

CoreLogic's Board has Overseen the Transformation Into A Data & Technology Powerhouse

A History of Executing Transactions to Drive Shareholder Value

Acquisitions

2013 – 2017

- **July 2013:** Acquired MSB, DataQuick Information and the credit / flood services operations of DataQuick Lender Solutions
- **December 2015:** Acquired FNC, provider of real estate collateral IT
- **August 2017:** Acquired Clareity, Mercury Network and Myriad

2018 – Present

- **February 2018:** Acquired eTech
- **April 2018:** Acquired a la mode technologies
- **December 2018:** Acquired HomeVisit and Symbility
- **September 2019:** Acquired National Tax Search

Divestitures

2013 – 2017

- **December 2013:** Exited AMPS (Default Services) Segment

2018 – Present

- **December 2018:** Announced accelerated AMC transformation
- **September 2019:** Exited loan origination software unit and default management platforms

©2020 CoreLogic, Inc. All Rights Reserved.

26

Our Board Plays a Critical Role in Oversight Annually-elected directors Shareholders can call special meetings Opted out of Section 203 of Delaware General Corporation Law Independent Chairman Majority voting standard Shareholders may act by written consent Compensation correlated with performance – CEO pay was 0.87x the peer median Short-term shareholder rights plan Committed to annual self-evaluations for the Board and each of its committees Independent Board (11 of 12 independent directors) Four new independent directors added in the past three years Fully independent Audit, Compensation and Nominating and Corporate Governance Committees The Board regularly holds executive sessions without management team members present CoreLogic Board is held responsible for overseeing key business risks and regulating management processes Shareholder-friendly Governance… …Coupled With Strong, Regular Oversight 27

CoreLogic

Our Board is Independent, Diverse and Engaged

Strong Board and management team that regularly bring in new perspectives, and who have proven track records of success in their prior roles

Paul F. Folino (C)
Former Chairman & CEO, Emulex



- Significant expertise in information technology and intellectual property
- Strong executive background
- Extensive public director experience

Frank D. Martell
President & CEO, CoreLogic



- Internal executive leadership capacities for 8+ years
- Intimate knowledge of Company culture, operations, strategy, financial and competitive position

J. David Chatham
President & CEO, Chatham Holdings



- Significant experience in real estate with deep understanding of mortgage, valuation and appraisal businesses and residential and commercial real estate markets
- Broad executive and board experience

Douglas C. Curling
Principal & Managing Director, New Kent Capital



- Operational background and board experience with deep knowledge of operating a publicly traded data business, the insurance industry, data monetization and growth strategies

John C. Dorman
Former Chairman & Interim CEO, Online Resources



- Valuable insights on operational, technology and growth strategies, the financial innovation space and board logistics as prior CEO of a technology service provider during rapid growth and expansion

Claudia Fan Munce
Venture Advisor, New Enterprise Associates



- Certified as a cybersecurity oversight director by the NACD
- Experience in identifying emerging technologies and helping firms advance growth via technology, innovation and strategy

Thomas C. O'Brien
Former President & CEO, Insurance Auto Auctions



- Valued management insights from prior CEO experience
- Leadership skills, board experience and background in corporate governance

Pamela H. Patenaude
Former Deputy Secretary, U.S. Department of Housing and Urban Development



- Relevant insight and expertise from a career focused on housing policy and community development

Vikrant Raina
Partner, BV Investment Partners



- Experience in identifying emerging technologies and helping firms advance growth
- Knowledge of technology and data services, business services, risk management and investment strategies

J. Michael Shepherd
Chairman and Former President & CEO, Bank of the West



- Unique perspective via combination of former public service, regulatory and financial housing policy experience, as well as top-tier commercial and retail banking leadership

Jaynie Miller Studenmund
Former COO, Overture Services



- Executive operating experience with fast growing, innovative companies
- Extensive public director experience

David F. Walker
Former Partner, Arthur Andersen



- CPA and certified fraud examiner with extensive experience in public accounting and on corporate boards
- Expertise in financial reporting, controls and risk management

Four Recent Additions to Board

(C) = Independent Chairman

©2020 CoreLogic, Inc. All Rights Reserved.

28

Despite Senator/Cannae’s Best Efforts to Portray Otherwise, CoreLogic Has Engaged & Evaluated The Proposal in Good Faith Members of our Board and management met with Senator/Cannae to understand their position on CoreLogic and whether we could address the value and certainty issues with the proposal At their request, we discussed the value drivers behind our numbers that we have publicly disclosed We also asked them questions about their proposal and to tell us about their committed sources of equity, which they refused to provide Senator/Cannae, on the other hand, never engaged with CoreLogic about a potential transaction before launching their hostile proposal Senator/Cannae continue to request further due diligence despite our release of multi-year forecasts and substantial detail for all shareholders CoreLogic essentially provided what Senator/Cannae have asked for by publicly releasing multi-year guidance to all of our shareholders, including: Multi-year financial forecasts Information about planned divestitures, including implied margin for the pro forma company Further details into the ongoing diversification of our revenue mix After Senator/Cannae threatened to solicit consents to call a special meeting, the CoreLogic Board proactively scheduled the Special Meeting to put this issue to a vote by all our shareholders Senator/Cannae’s recent $1 price increase is not a serious response to our request that they offer a price that ascribes appropriate value for CoreLogic shareholders before we provide detailed diligence to a close competitor 29

Conclusion

CoreLogic

Senator/Cannae's Proposal Is Not in the Best Interests of Shareholders

CoreLogic is a leading information services company delivering its strongest year ever in 2020, with line-of-sight to continued growth and profitability which should merit further valuation enhancements

- In 2020, our best year ever, we are well on our way to delivering revenue growth of 11%(1), adjusted EBITDA(2) growth of 19%(1) and 200bps of adjusted EBITDA(2) margin expansion to 31%(1)
- In 2021, 2022 and beyond we expect ~5% organic growth, further margin expansion and continued shift in business mix beyond mortgage-dependent revenue
- As additional quarters bear out the durability of our transformation, we expect the market will rerate our multiple to become more in line with the multiples of other leading information services providers

Senator/Cannae's proposal, by ignoring CoreLogic's transformation, demonstrably robust earnings power, increased 2020 guidance and strong multi-year outlook, significantly undervalues CoreLogic

- Simply applying their initial proposed 13.4x multiple to our increased 2020 adjusted EBITDA(2) guidance implies a value in the ~$77 - ~$80 range
- At our forward multiple of ~11.3x, just before Senator / Cannae publicly announced their proposal, the implied stock price based on our current FY 2020 guidance results in a price in the ~$62 - ~$65 range — without giving effect to any takeover premium, our increased long-term growth and margins or our significant share repurchase commitment
- Accounting for our strong growth prospects, which are not reliant on mortgage cyclicality (~95% recurring revenue), should merit further valuation enhancements
- Research analysts have noted our potential for near-term multiple expansion – the lowest multiple among peers is 14.9x(3), and recent deals in the sector further justify a higher multiple

CoreLogic's Board is highly qualified to evaluate all strategic alternatives, including this proposal

Unlike CoreLogic's Board – which is committed to delivering value to shareholders by considering all viable pathways – Senator/Cannae's nominees – who were hand-picked by the group attempting to buy CoreLogic for the lowest possible price – lack the experience to evaluate all strategic alternatives

PROTECT THE VALUE OF YOUR INVESTMENT – A VOTE AGAINST REMOVAL OF THE CORELOGIC DIRECTORS IS IN YOUR BEST INTERESTS

1. 2020 forecast based on midpoint of guidance ranges; forecasts exclude impact of potential divestitures of existing businesses; 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units), which have no 2020 counterpart
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. FactSet as of 9/4/20; Based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 14.9x based on Wolters Kluwer

©2020 CoreLogic, Inc. All Rights Reserved.

30

Appendix

CoreLogic Consolidated Historical Results 31

Reconciliation of Adjusted EPS Historical Results (1) Reflects the income tax effect on adjustments and the differential impact on assumed tax rate and effective tax rate. 32